UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

Biohaven Pharmaceutical Holding Company Ltd.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Biohaven Pharmaceuticals, Inc.

215 Church Street

New Haven, Connecticut 06510

(Address of principal executive offices, including zip code)

(203) 404-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange

Item 7.01 Regulation FD Disclosure.

Biohaven Pharmaceutical Holding Company Ltd. (the “Company”) is presenting four poster presentations at the 2019 annual meeting of the American Academy of Neurology (the “Presentations”). Copies of the Presentations are attached as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K, and are incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibits 99.1, 99.2, 99.3 and 99.4, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1

Poster presentation titled “Efficacy, Safety, and Tolerability of Rimegepant 75 mg Orally Dissolving Tablet for the Acute Treatment of Migraine: A Phase 3, Double-Blind, Randomized, Placebo-Controlled Trial (Study 303).”

99.2	Poster presentation titled “Expanded Data from Troriluzole Phase IIb/III Long-Term Extension Study Compared With Matched Natural History Cohort.”

99.3	Poster presentation titled “Impact of Riluzole Therapy on Morbidity Outcomes (Invasive Ventilation & Tracheostomy) in Amyotrophic Lateral Sclerosis: A Claims-Based Comparative Effectiveness Analysis.”

99.4	Poster presentation titled “Determinants of Mortality Among Hospitalized Patients With Amyotrophic Lateral Sclerosis—Results from the 2016 National Inpatient Sample.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biohaven Pharmaceutical Holding Company Ltd.

	By:	/s/ Vlad Coric, M.D.
Date: May 7, 2019		Vlad Coric, M.D.
Chief Executive Officer